Asset Impairment	3 Months Ended
Dec. 25, 2011
Asset Impairment Charges [Text Block]
(10)  ASSET IMPAIRMENT

When indicators of impairment exist and assets are held for use, we estimate future undiscounted cash flows attributable to the assets. In the event such cash flows are not expected to be sufficient to recover the recorded value of the assets, the assets are written down to their estimated fair values based on the expected discounted future cash flows attributable to the assets or based on appraisals. Factors affecting impairment of assets held for use include the ability of the specific assets to generate positive cash flows. Changes in any of these factors could necessitate impairment recognition in future periods for other assets held for use.

During the first quarter of 2012, flooding in Thailand required us to suspend our Thailand assembly operations and constrained the disk drive manufacturing supply chain, which affected demand for our products. We believe that the flooding, together with our continued operating losses, was a triggering event that required an impairment analysis. Based on our forecast model and impairment analysis for our first quarter of 2012, there was a cushion in excess of 10% between our expected undiscounted cash flows and the carrying value of our assets. However, impairments were recognized on specific identification of assets that were destroyed by the floodwaters (see Note 11 regarding the Thailand flood). Changes in our forecast model estimates could require additional impairment charges related to our long-lived assets.